STATEMENT OF ADDITIONAL INFORMATION

                                October 31, 1996

                         PILGRIM AMERICA HIGH YIELD FUND
                       Two Renaissance Square, Suite 1200
                             40 North Central Avenue
                             Phoenix, Arizona 85004
                                 (800) 331-1080

     Pilgrim America High Yield Fund (the "Fund") is a diversified series of Pilgrim America Investment Funds, Inc., an open-end management investment company (the "Company"). The Fund's primary investment objective is to seek a high level of current income, with capital appreciation as a secondary investment objective. Preservation of principal also is an important consideration in attaining these objectives. To achieve its objectives, the Fund will invest at least 65% of its total assets in a diversified portfolio consisting primarily of high-yielding, fixed income securities believed by Pilgrim America Investments, Inc. (the "Investment Manager") not to involve undue risk ("High Yield Securities"). The Fund may invest the balance of its total assets in other securities, which include, among other things, debt obligations, common and preferred stock not considered High Yield Securities; securities issued by the U.S. Government, its agencies or instrumentalities; warrants; mortgage-related securities not considered High Yield Securities; financial futures and related options; participation interests in floating rate loans; and debt securities of any rating issued by foreign issuers. During periods of bond market weakness, the Fund may establish a temporary defensive position to preserve capital by having all or any part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

     A Prospectus for the Fund dated October 31, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address listed above. This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained at no charge by calling (800) 331-1080.

                                TABLE OF CONTENTS
                                                                        Page

General Information and History.......................................... 2
Investment Objectives and Policies....................................... 2
Investment Restrictions................................................. 15
Directors and Officers.................................................. 17
Principal Shareholders.................................................. 20
Management of the Fund.................................................. 20
Pilgrim America Group................................................... 22
Distribution Plan....................................................... 22
Execution of Portfolio Transactions..................................... 24
Additional Purchase and Redemption Information.......................... 27
Determination of Share Price............................................ 30
Shareholder Services and Privileges....................................  31
Distributions..........................................................  34
Tax Considerations.....................................................  34
Performance Information................................................  37
General Information....................................................  39
Financial Statements.................................................... 40

                         GENERAL INFORMATION AND HISTORY

On August 18, 1989, shareholders of the Fund approved a proposal to reorganize the Fund from a New York common law trust to a series of Pilgrim America High Yield Trust, a Massachusetts business trust. Effective January 18, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series ("PSIS") and the Fund became a series of PSIS. Subsequently, on April 4, 1995, shareholders approved a proposal to reorganize the Fund from a series of PSIS to a series of Pilgrim America Investment Funds, Inc. (the "Company"), a Maryland corporation, pursuant to the sale by the former Pilgrim Management Corporation of its name and its books and records related to the Fund to a subsidiary of Express America Holdings Corporation. This reorganization, while having no ramifications with respect to the investment objectives, policies, or restrictions of the Fund, did result in a change of manager and distributor. See "Management of the Fund" for a description of the manager and "Distributor" for a description of the underwriting agreement between the Fund and the distributor. Shares of the Fund may be purchased through independent financial professionals, national and regional brokerage firms and other financial institutions ("Authorized Dealers") or by completing the Fund's investment application and having the Authorized Dealer forward it to the Fund's Transfer Agent.


                       INVESTMENT OBJECTIVES AND POLICIES

The  following   discussion  of  investment  policies   supplements  the  Fund's
investment objectives and policies set forth in the Prospectus under the heading "Investment Objectives and Policies."

High Yield Securities

High Yield Securities are those rated lower than Baa by Moody's or BBB by S&P. These securities tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities, but are reflected in the Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Many fixed income securities may present risks based on payment expectations. For example, a fixed income security may contain redemption or call provisions. These features allow an issuer to call, or buy back, these securities. Typically, an issuer will exercise a redemption or call provision when interest rates decline, in order to take advantage of less expensive financing. Such a call or redemption is usually made at par or at a premium to par. The Fund then would be forced to replace a called security with a lower yielding security, thereby decreasing the Fund's rate of return.

High Yield Securities are subject to special risks. These risks cannot be eliminated, but may be reduced significantly through a careful analysis of prospective portfolio securities and through diversification. The Fund, by pooling the funds of many investors, gives each shareholder an opportunity to participate in the High Yield Securities market with a relatively small investment. The size and volume of the Fund's portfolio transactions frequently enable it to obtain better net prices and a resulting higher net yield to shareholders. In addition, the Fund may further increase its income (see "Option Writing").

As with any other investment, there is no assurance that the Fund will achieve its objectives.

The yields earned on High Yield Securities generally are related to the quality ratings assigned by recognized rating agencies. The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in High Yield Securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding High Yield Securities, thus disrupting the market for such securities.

Sensitivity to interest rate and economic changes. High Yield Securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of High Yield Securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of High Yield Securities could also be at greater risk because High Yield Securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a High Yield Security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of High Yield Securities and the Fund's net asset value. Furthermore, in the case of High Yield Securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

Payment Expectations. High Yield Securities present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of High Yield Securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of High Yield Securities than in the case of investment grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as Treasury and investment grade bonds. The ability of the Company's Board of Directors to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of High Yield Securities more than other securities, especially in a thinly-traded market. To the extent the Fund owns illiquid or restricted High Yield Securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Zero Coupon and Pay-In-Kind Securities. The Fund may invest in zero coupon and pay-in-kind securities, which do not pay interest in cash. In the event of a default, the Fund may receive no return on its investment.

Taxation. Special tax consideration are associated with investing in High Yield Securities structured as zero coupon or pay-in-kind securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to High Yield Securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of High Yield Securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Manager primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Manager continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. The Fund may retain a security whose rating has been changed.

Congressional Proposals. New laws and proposed new laws may have a negative impact on the market for High Yield Securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in High Yield Securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, High Yield Securities. Any such proposals, if enacted, could have a negative effect on the Fund's net asset value.

Option Writing

The Fund may write only covered call option contracts. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia and Pacific Stock Exchanges. In addition, and in certain instances, the Fund may purchase and sell options in the over-the-counter market ("OTC Options"). The Fund's ability to close option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options. The writing of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.

The Fund may purchase options only to close out a position. In order to close out a position, the Fund will make a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the call option that it has previously written on any particular security. The Fund will effect a closing purchase transaction so as to close out any existing call option on a security that it intends to sell. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to execute a closing purchase transaction is less or more than the amount received from the sale thereof. In determining the term of any option written, the Fund will consider the Internal Revenue Code's limitations on the sale or disposition of securities held for less than three months in order to maintain its status as a regulated investment company.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. The Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Manager. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

The Fund will receive a premium (less any commissions) from the writing of such contracts, and it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objectives. Generally, the Fund expects that options written by it will be conducted on recognized securities exchanges.

In determining the Fund's net asset value, the current market value of any option written by the Fund is subtracted from net asset value. If the current market value of the option exceeds the premium received by the Fund, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

Financial Futures Contracts and Related Options

The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a segregated account with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations on Futures Contracts and Related Options. The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Federal Tax Treatment of Dividends and Distributions."

Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Investment Manager to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.

Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Mortgage-Related Securities

The Fund may invest in certain types of mortgage related securities. One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

GNMA Certificates. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Fund may purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA regardless of whether or not the mortgagor actually makes the payment.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

FHLMC Securities. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA Securities. "FNMA" is a federally chartered and privately owned corporation that was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in twelfth year.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

The Fund expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Manager may, consistent with the Fund's investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Fund may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

Subordinated Mortgage Securities. The Fund may also invest in subordinated mortgage securities that have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.

The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Investment Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

International Debt Securities.

The Fund may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. No more than 10% of the Fund's total assets, at the time of purchase, will be invested in securities of foreign issuers. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic High Yield Securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Manager as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

When-Issued Securities

The Fund may invest up to 10% of its net assets in High Yield Securities or Other Securities on a when-issued basis. Under such an arrangement, delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instrument is made by the Fund. The purchase price to be paid by the Fund and the interest rate on the instruments to be purchased are both determined when the Fund agrees to purchase the securities "when issued." The Fund is permitted to sell when-issued securities prior to the issuance of such securities, but will not purchase such securities with the intent to make such a sale. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher or lower than the rate to be received on the securities the Fund is committed to purchase. After the Fund is committed to purchase when-issued securities, but prior to the issuance of said securities, the Fund is subject to adverse changes in the value of these securities based upon changes in interest rates, as well as changes based upon the public perception of the issuer and its creditworthiness. The Fund will maintain a segregated account with its custodian, consisting of cash and liquid assets at least equal to the value of purchase commitments until payment is made.

Restricted and Illiquid Securities

The Fund may purchase restricted securities (i.e., securities the disposition of which may be subject to legal restrictions) and securities that may not be readily marketable. Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Fund pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

Zero Coupon and Pay-In-Kind Securities

The Fund may invest in zero coupon and pay-in-kind securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. The Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with Pilgrim America Investments, Inc. (the "Investment Manager"). The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Participation Interests

The Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by a bank or other financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Repurchase Agreements

The Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

The Fund will always receive as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements.

Banking Industry Obligations

The Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits, with a maturity of one year or less. The Fund will not invest in obligations issued by a bank unless
(i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.


                             INVESTMENT RESTRICTIONS

The following additional fundamental policies and investment restrictions have been adopted by the Fund and cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (All policies of the Fund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders.)

The Fund may not:

1. Issue senior securities. Good faith hedging transactions and similar investment strategies will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

2.   Underwrite securities of other issuers.

3. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes and options on futures contracts or indexes and currencies underlying or related to any such futures contracts.

4. Make loans to persons except (a) through the purchase of a portion of an issue of publicly distributed bonds, notes, debentures and other evidences of indebtedness customarily purchased by institutional investors, (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities," or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

5. Purchase the securities of another investment company or investment trust, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

6. Purchase any securities on margin or effect a short sale of a security. (This restriction does not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities.)

7. Buy securities from or sell securities to its investment adviser or principal distributor or any of their affiliates or any affiliates of its Directors, as principal.

8. Buy, lease or hold real property except for office purposes. (This restriction does not preclude investment in marketable securities of companies engaged in real estate activities.)

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government) or acquire more than 10% of the outstanding voting securities of any one issuer; but as to the remaining 25% of its total assets, it retains freedom of action.

10. Borrow money except from banks for temporary or emergency purposes and not for investment purposes, and then only in amounts not in excess of 5% of the value of its total assets.

11. Invest in the securities of any company that, including its predecessors, has not been in business for at least three years.

12.  Invest more than 25% of the value of its total assets in any one industry.

13. Invest in securities of any one issuer for the purpose of exercising control or management.

Notwithstanding the restrictions above, the Fund will not, so long as its shares are registered for sale in the State of South Dakota: (i) have more than 10% of its total assets invested in securities of issuers that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended; (ii) have more than 10% of its total assets invested in real estate investment trusts or investment companies; (iii) have more than 5% of its assets invested in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities; (iv) have more than 5% of its assets invested in equity securities of issuers that are not readily marketable and securities of issuers that have been in operation for less than three years; and
(v) invest any part of its total assets in real estate or interests in real estate, excluding readily marketable securities and real estate used for office purposes; commodities, other than precious metals not to exceed 10% of the Fund's total assets; commodity futures contracts or options other than as permitted by investment companies qualifying for an exemption from the definition of commodity pool operator; or interests in commodity pools or oil, gas or other mineral exploration or development programs.

The Fund will not, so long as its shares are registered for sale in the State of Texas, invest in oil, gas or other mineral leases or in real estate limited partnerships. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not make loans unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

The Fund will not, so long as its shares are registered for sale in the State of
Ohio: (i) purchase or retain securities of any issuer if the officers or directors of the Fund, its adviser or manager owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer, or (ii) borrow, pledge, mortgage or hypothecate its assets in excess of 1/3 of total Fund assets. The Fund will only borrow money for emergency or extraordinary purposes.


                             DIRECTORS AND OFFICERS

The Board of Directors of the Company is elected by the shareholders. The Board has responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Directors, in turn, elect the Officers of the Company who are responsible for administering the day-to-day operations of the Fund. Current Directors and Officers, and their affiliations and principal occupations during the past five years, are:

Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 55.) Director. Realtor, The Prudential Arizona Realty, for more than the last five years. Ms. Baldwin is also Treasurer, United States Olympic Committee, and formerly was on the teaching staff at Arizona State University. Ms. Baldwin also is a director or trustee of each of the funds managed by the Investment Manager.

Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 68.) Director. President of Al Burton Productions, for more than the last five years. Formerly, Executive Producer, Castle Rock Entertainment. Mr. Burton also is a director or trustee of each of the funds managed by the Investment Manager.

Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 55.) Director. President, South Beach Capital Markets Advisory Corporation (since January 1995). Mr. Foerster was formerly Managing Director, U.S. Equity Syndicates Desk, Lehman Brothers (June 1992 - December 1994) and Managing Director, Equity Transactions Group/Equity Syndicate, PaineWebber Incorporated (September 1984 - May 1992). Mr. Foerster also is a director or trustee of each of the funds managed by the Investment Manager.

Jock Patton, 100 West Clarendon, Phoenix, Arizona 85013. (Age 49.) Director. President, StockVal, Inc. (1992 - present); director and co-owner, StockVal, Inc. (1982 - present); director of Artisoft, Inc. Mr. Patton was formerly a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1992). Mr. Patton is also a director or trustee of each of the funds managed by the Investment Manager.

*Robert W. Stallings, Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 47.) Chairman, Chief Executive Officer and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. ("Pilgrim America Group") and a director of Pilgrim America Securities, Inc. and Pilgrim America Investments, Inc., (since December 1994). Chairman, Chief Executive Officer and President of Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc., and Pilgrim America Prime Rate Trust (since April
1995). Chairman and Chief Executive Officer of Express America Holdings Corporation (since August 1990) and Express America Mortgage Corporation (since May 1991) and President of Express America Holdings Corporation and Express America Mortgage Corporation (since December 1993). Mr. Stallings formerly was Chairman and Chief Executive Officer of First Western Partners, Inc., a consulting and management services firm to financial institutions and private investors (February 1990 - December 1991) and Chairman and Chief Executive Officer of Western Savings & Loan Assoc. (April 1989 - February 1990). Mr. Stallings also is a director or trustee of each of the funds managed by the Investment Manager.

* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended.

The Fund pays each Director who is not an interested person, be a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $100 per special telephonic meeting; and (v) out of pocket expenses. During the fiscal year ended June 30, 1996, the Fund paid an aggregate of approximately $1,142 to the Directors. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.

Compensation of Directors. The following table sets forth information regarding compensation of Directors by the Fund and other funds managed by the Investment Manager for the fiscal year ended June 30, 1996. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                                                Compensation Table
                                          Fiscal Year Ended June 30, 1996


                                                                 Pension or               Total
                                                                 Retirement               Compensation
                                                                 Benefits    Estimated    From
                                                  Aggregate      Accrued     Annual       Registrant
                                                  Compensation   As Part of  Benefits     and Fund
                                                  from           Fund        Upon         Complex Paid
Name of Person, Position                          Registrant     Expenses    Retirement   to Directors

Mary A Baldwin, Director (1)(3)................   $290           N/A         N/A          $23,800
                                                                                          (5 boards)

Al Burton, Director (2)(3).....................    $290          N/A         N/A          $23,800
                                                                                          (5 boards)

Bruce S. Foerster, Director (1)(3).............   $290           N/A         N/A          $23,900
                                                                                          (5 boards)

Jock Patton (3)(4).............................    $272          N/A         N/A          $22,400
                                                                                          (5 boards)

Robert W. Stallings, Director and                   $0           N/A         N/A           $0
  Chairman (1)(5)..............................                                           (5 boards)

1    Current Board member, term commencing April 7, 1995.

2    Board member since 1985.

3    Member of Audit Committee.

4    Current Board member, term commencing August 28, 1995.

5 "Interested person", as defined in the Investment Company Act of 1940. As an interested person of the Fund, Mr. Stallings will not receive any compensation as a Director.

Officers

James R. Reis, Executive Vice President
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 39.) Vice Chairman (since December 1994) and Executive Vice President (since January 1995) of Pilgrim America Group and Pilgrim America Investments, Inc. and a director (since December 1994) and Assistant Secretary (since April 1995) of Pilgrim America Securities, Inc. Executive Vice President of Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Prime Rate Trust and Pilgrim Government Securities Income Fund, Inc. (since April 1995). Vice Chairman and Chief Financial Officer of Express America Holdings Corporation (since December 1993) and President and Chief Financial Officer of Express America Holdings Corporation (May 1991 - December 1993). Mr. Reis is also Vice Chairman (since December 1993) of Express America Mortgage Corporation and formerly was President (May 1991 - December
1993), and he was also the President and Chief Financial Officer of First Western Partners, Inc. (February 1990 - December 1991).

Stanley Vyner, Executive Vice President
Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 47.) Mr. Vyner has served as President and Chief Executive Officer for Pilgrim America Investments, Inc. since August, 1996, Executive Vice
President of Pilgrim America Group since August, 1996, and Executive Vice President of Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Masters Series, Inc., and Pilgrim Government Securities Income Fund, Inc. since July, 1996. He served as Chief Executive Officer of HSBC Asset Management Americas,

Inc. until December, 1995, and prior to that was the Chief Executive Officer of HSBC Life Assurance Co., the largest provider of retirement services in Hong Kong, where Mr. Vyner worked for nearly 11 years. An actuary by profession, Mr. Vyner earned his Honors Degree in Economics from Edinburgh University, UK. He is a Fellow of the Faculty of Actuaries.

James M. Hennessy, Senior Vice President and Secretary
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 47.) Senior Vice President and Secretary, Express America Holdings Corporation, Pilgrim America Group, Pilgrim America Investments, Inc., and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Secretary, Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund Inc., Pilgrim America Prime Rate Trust and Pilgrim Government Securities Income Fund, Inc. (since April 1995). Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994). Mr. Hennessy was also the President of Beverly Hills Securities Corp. (January 1990 - June 1992).

Michael J. Roland, CPA, Senior Vice President and Treasurer.
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 38.) Senior Vice President and Chief Financial Officer of Pilgrim America Group, Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Treasurer of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Masters Series, Inc. and Pilgrim America Prime Rate Trust (since April 1995). From July 1994 through December 1994, Partner at the consulting firm of Corporate Savings Group in Newport Beach, California. From 1992 to June 1994, Vice President of Pacific Financial Asset Management Corp. Funds in Newport Beach, California. From 1988 to 1992, Director of Financial Reporting for Pacific Mutual Life Insurance Company in Newport Beach, California.


                             PRINCIPAL SHAREHOLDERS

As of September 30, 1996, the Directors and officers of the Fund owned less than 1% of any class of the Fund's outstanding shares. As of September 30, 1996, to the knowledge of Management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except with respects to the Class A shares of the Fund, Merrill Lynch, Pierce Fenner & Smith, Inc., P.O. Box 45286, Jacksonville, Florida 32232- 5286, owned 8.68% of the shares, and U.S. Trust of California, 770 Broadway, 10th Floor, New York, New York 10003-9522, owned 11.98% of the shares. With respect to the Class M shares of the Fund, Prudential Securities, Inc., for the benefit of the Jerrold C. Schanker Family Trust, Mt. Prospect, Illinois 60056, owned 6.32% of the shares, and Prudential Securities, Inc., for the benefit of the Richard C. Mize Trust, West Palm Beach, Florida 33414, owned 12.73% of the shares.


                             MANAGEMENT OF THE FUND

Investment management services are provided to the Fund by Pilgrim America Investments, Inc. pursuant to an Investment Management Agreement (the
"Agreement") dated April 7, 1995. As compensation for its services, the Investment Manager is paid monthly an annual fee at the rate of 0.75% of the average daily net asset value of the Fund on the first $25 million of net assets; an annual rate of 0.625% on net assets from $25 million to $100 million; an annual rate of 0.50% on net assets from $100 million to $500 million; and an annual rate of 0.40% on net assets over $500 million. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and to reimburse operating expenses of the Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class M. This expense limitation will apply until June 30, 1997.

The Fund pays its own operating expenses, which are not assumed by the Investment Manager, such as expenses incurred in connection with the issuance, registration and transfer of its shares; fees and costs of its custodian, transfer and shareholder servicing agents; costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act, expenditures in connection with meetings of the Fund's shareholders; salaries of officers and fees and expenses of Directors who are not members of or affiliated with the Investment Manager, insurance premiums on property or personnel of the Fund that inure to its benefit; salaries of personnel of the Fund who are involved in placing orders for the execution of the Fund's portfolio transactions and in maintaining registration of its shares under state securities laws; the cost of preparing and printing reports and proxy statements of the Fund for distribution to its shareholders; preparing and sending prospectuses and statements of additional information to existing shareholders; trade association dues; legal and accounting fees; and fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws.

The Investment Manager will reduce its aggregate fees for any fiscal year, or reimburse the Fund, to the extent required so that the Fund's expenses do not exceed the expense limitations applicable to the Fund under the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Investment Manager to reduce its respective fees, or to reimburse the Fund, to the extent required so that the Fund's expenses, as described above for any fiscal year do not exceed 2.50% of the first $30 million of the Fund's average daily net assets, 2.00% of the next $70 million of the Fund's average net assets and 1.50% of the Fund's remaining average net assets. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation paid or incurred by the Fund. The Fund's expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of the Fund are registered for sale. For the fiscal year ended June 30, 1996 and the fiscal period April 7, 1995 to June 30, 1995, the Fund paid management fees to the current Investment Manager of approximately $127,000 and $24,163. For the fiscal period November 1, 1994 to April 7, 1995 and the fiscal year ended October 31, 1994, the Fund paid management fees to the former manager of approximately $54,524 and $135,300, respectively. During the period of April 7, 1995 to June 30, 1995, the Fund made no reimbursements to the current Investment Manager for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance. During the period of November 1, 1994 to April 7, 1995 and the fiscal year ended October 31, 1994, the Fund reimbursed the former manager approximately $766 and $2,002, respectively, for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance. For the fiscal year ended June 30, 1996, the eight month period ended June 30, 1995 and the fiscal year ended October 31, 1994, the voluntary fee reduction resulted in a waiver of $127,903, $10,417 and $12,543, respectively.

The Agreement will remain in effect for two years, and will be continued in effect from year to year thereafter so long as such continuation is approved at least annually (1) by the Board of Directors of the Fund or the vote of a majority of the outstanding voting securities of the Fund, and (2) by a majority of the Directors who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without penalty, by either the Fund or the Investment Manager upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund, as appropriate, are represented at the meeting in person or by proxy, whichever is less.

Distributor. Shares of the Fund are distributed by Pilgrim America Securities, Inc. (the "Distributor") pursuant to a Distribution Agreement dated April 7, 1995. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an Authorized Dealer. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment.


                              PILGRIM AMERICA GROUP

The Investment  Manager and the  Distributor  are  wholly-owned  subsidiaries of
Pilgrim  America  Group,  Inc.,  a  Delaware  corporation,  which  in  turn is a wholly-owned subsidiary of Express America Holdings Corporation ("Express America"), a Delaware corporation the shares of which are traded on the NASDAQ National Market System. Express America is a holding company that through its subsidiaries engages in the financial services business, focusing primarily on the business of providing investment advisory, administrative and distribution services to mutual funds and closed-end investment companies. The Investment Manager also acts as the investment manager to Pilgrim America Masters Series, Inc., Pilgrim America MagnaCap Fund and Pilgrim Government Securities Income Fund, open-end investment companies, and to Pilgrim America Bank and Thrift Fund, Inc. and Pilgrim America Prime Rate Trust, closed-end investment companies. As of October 31, 1996, the Investment Manager had assets under management of approximately $1.8 billion.

On May 16, 1991, Express America acquired a now discontinued mortgage banking operation from the Resolution Trust Corporation ("RTC") following a competitive bidding process. On December 8, 1995, the RTC filed a complaint in the United States District Court of Arizona against Express America, its Chief Executive Officer, who is also Chairman and an officer of the Fund, its Chief Financial Officer, who is also an officer of the Fund, and others, including Smith Barney, Harris Upham & Co., Incorporated and Rauscher Pierce Refsnes, Inc. The RTC's complaint alleges various irregularities in the bidding process and the closing of the acquisition. The RTC has asked for at least $20 million in actual damages and at least $60 million in punitive damages from all defendants. Express America and the officers have advised the Fund that they believe they have meritorious defenses to the claims brought by the RTC, and that the litigation is unlikely to have a material adverse effect on the operations of the Investment Manager.


                                DISTRIBUTION PLAN

The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor will be made each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of the Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the Class B shares of the Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of the Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.40% of the Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following a purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Fund, including payments to Authorized Dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will be reimbursed for its actual expenses incurred under the Rule 12b-1 Plan with respect to the Class A shares. With respect to the Class B shares and Class M shares, the Distributor will receive payment without regard to actual distribution expenses it incurs.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers.

The Rule 12b-1 Plan has been approved by the Board of Directors, including all the Directors who are not interested persons of the Fund as defined in the 1940 Act, and by the Fund's shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any Authorized Dealer may also terminate its respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including the Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan, as tailored to each class of the Fund, will benefit the Fund and the shareholders.

Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class A shares for the fiscal year ended June 30, 1996 were $177,062, including expenses for: advertising - $7,585; salaries and commissions - $89,348; printing, postage, and handling - $26,892; brokers' servicing fees - $36,347 and miscellaneous and other promotional activities - $16,891. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class B shares for the fiscal year ended June 30, 1996 were $7,475, including expenses for: advertising -- $320; salaries and commissions -- $3,772; printing, postage, and handling -- $1,135; brokers' servicing fees -- $1,534; and miscellaneous and other promotional activities -- $713. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class M shares for the Fiscal year ended June 30, 1996 were $1,864, including expenses for: advertising -- $80; salaries and commissions -- $941; printing, postage, and handling -- $283; brokers' servicing fees -- $383; and miscellaneous and other promotional activities -- $178. Of the total amount incurred by the Distributor during the fiscal year ended June 30, 1996, $88,772 was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Fund's shares.

The sales charge retained by the Distributor and the commissions allowed to selling dealers are not an expense of the Fund and have no effect on the net asset value of the Fund. During the fiscal year ended June 30, 1996, and the fiscal period of April 7, 1995 through June 30, 1995, the Distributor received commissions, after allowance to dealers on the sale of the Fund's shares, of $1,125 and $209, respectively, or approximately 1.09% or 9.81%, respectively, of total commissions assessed on purchases of the Fund. During the fiscal period of November 1, 1994 through April 7, 1995, and during the fiscal year ended October 31, 1994, the former distributor received commissions, after allowance to dealers on the sale of the Fund's shares, of $344 (approximately 16.15% of total commissions assessed on purchases of the Fund) and $0, respectively.

Under  the  Glass-Steagall  Act  and  other  applicable  laws,  certain  banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreement, the Investment Manager determines, subject to the instructions of and review by the Board of Directors of the Company, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to the Fund and/or the Investment Manager, and provide other services in addition to execution services. The Investment Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Manager under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the NASD. Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Investment Manager, even if the specific services were not imputed just to the Fund and were useful to the Investment Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist the Investment Manager in carrying out its responsibilities to the Fund.

During the Fund's last three fiscal years ended June 30, 1996, June 30, 1995, and October 31, 1994, total brokerage commissions paid by the Fund amounted to approximately $0, $0 and $275, respectively. The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities pursuant to a tender offer, in which event the Investment Manager will offset against the management fee a part of any tender fees that legally may be received by such affiliated broker-dealer. During the year ended October 31, 1994, the Fund reimbursed the former manager $2,002 for the costs of personnel involved in placing orders for the execution of portfolio transactions, shareholder servicing and maintaining registration of the Fund's shares under state securities laws.

In addition to the foregoing, the Fund may obtain securities by exchanging its shares for securities that meet its investment criteria (See the Fund's prospectus, "Shareholder's Guide - How to Buy Shares of the Fund"). The Investment Manager, subject to the instructions and review of the Company's Board of Directors, will determine the value of securities to be exchanged for Fund shares in the same manner as it values its portfolio securities. The Fund will exchange securities for its shares at the public offering price. In this regard, the Fund may be obligated to pay firms a dealer reallowance. In the event the Fund has insufficient cash to pay the dealer reallowance for shares of the Fund you purchase through an exchange, it may be required to sell some portfolio securities. Such sale of portfolio securities may result in realized loss at a time when the Fund would prefer to hold such securities, such as in a rising market.

Investment decisions for the Fund are made independently from those of the other funds in the Pilgrim America Group, although it is possible that at times identical securities will be selected for purchase or sale by more than one of such funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, any of the funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security if either of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

A broker or dealer utilized by the Investment Manager may furnish statistical, research and other information or services that are deemed by the Investment Manager to be beneficial to a Fund's investment programs. Research services received from brokers supplement the Investment Manager's own research, and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and the Board Members with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of companies and providing access to consultants who supply research information.

The outside research assistance is useful to the Investment Manager since the brokers utilized by the Investment Manager as a group tend to follow a broader universe of securities and other matters than the Investment Manager's staff can follow. In addition, this research provides the Investment Manager with a diverse perspective on financial markets. Research services that are provided to the Investment Manager by brokers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker providing such services. In other cases. the research services may be obtainable from alternative sources in return for cash payments. The Investment Manager is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by brokers or dealers may be useful to the Investment Manager with respect to clients other than a specific Fund. The Investment Manager is of the opinion that this material is beneficial in supplementing the Investment Manager's research and analysis, and, therefore, it may benefit a Fund by improving the quality of the investment advice. The advisory fees paid by a Fund are not reduced because the Investment Manager receives such services.

The Fund does not emphasize short-term trading profits and usually expects to have an annual portfolio turnover rate generally not exceeding 100-200%.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, Investors Fiduciary Trust Company ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value

Class A or Class M shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of the Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Fund's Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Class A or M shares may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject, at any time, to a contingent deferred sales charge.

Class A or Class M shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible authority"). If an investment by an eligible authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other funds in the Pilgrim America Group), the Distributor may pay the selling firm 0.25% of the amount invested.

Shareholders of Pilgrim America General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of the Fund or other funds in the Pilgrim

America Group may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of the Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of the Fund and officers, directors and full-time employees of the Investment Manager, the Distributor, the Fund's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager, may purchase Class A or Class M shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim America Prime Rate Trust.

Letters of Intent and Rights of Accumulation

An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or any fund in the Pilgrim America Group which offers Class A shares, Class M shares or shares with front- end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one fund in the Pilgrim America Group will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the
Investment Manager's funds (excluding Pilgrim America General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to 5.75% of the total intended purchase will be held in escrow at Pilgrim America Group, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly to the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim America General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gifts to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other funds of the Pilgrim America Group (excluding Pilgrim America General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

Redemptions

Payment to shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Conversion of Class B Shares

A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.


                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange (4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock

Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities, including any options written by the Fund, listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. Portfolio securities underlying traded call options written by the Fund will be valued at their market price as determined above; however, the current market value of the option written by the Fund will be subtracted from net asset value. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on that Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.


                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of the Fund under an Individual Retirement Account ("IRA") pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code.

It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

          2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.

          3. Pilgrim America Group will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

          4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim America Group:

               (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (60) days.

               (b)  Certain  account  information  will need to be provided  for
                    verification   purposes   before  the  redemption   will  be
                    executed.

               (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

               (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

               (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

          5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim America Fund being acquired.

          6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

          7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim America and deposited into your account before any transaction may be processed.

          8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim America Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

          9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

          10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                                  DISTRIBUTIONS

As noted in the Prospectus, the Fund's shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the same class at the then current net asset value with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Fund's Transfer Agent is automatically the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.


                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loaned, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets in invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices, or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes as dividends to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income are not expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been hold by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain an described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount/Market Discount

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income is subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income. For examples fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as capital gain.

Options and Hedging Transactions

Certain options and financial contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses
("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders an ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

Sale of Shares

Upon the sale or taxable exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a-period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he in not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.


                             PERFORMANCE INFORMATION

The Fund may, from time to time, include "total return" or "yield" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

       where:

          P    = a  hypothetical  initial  payment  of $1,000,
          T    = the average annual total return,
          n    = the number of years, and
          ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


where:

          a    = dividends and interest earned during the period,

          b    = expenses accrued for the period (net of reimbursements),

          c    = the  average  daily  number of shares  outstanding  during  the period that were entitled to receive dividends, and

          d    = the  maximum  offering  price  per share on the last day of the period.

Underthis formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

The average annual rate of return of the Class A shares of the Fund for the one, five and ten year periods ended June 30, 1996 was 7.31%, 11.99% and 8.46%, respectively. The average total return for the Class B and Class M shares for the period from commencement of sales (July 17, 1995) through June 30, 1996, was 5.40% and 7.06%, respectively.


                               GENERAL INFORMATION

The Articles of Incorporation of the Company dated July 7, 1969, a copy of which is on file in the office of the Secretary of the State of Maryland, authorizes the issuance of shares of the Fund. The Company's authorized capital stock consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as shares of the Fund, 200,000,000 shares are classified as shares of Pilgrim America MagnaCap Fund, and 100,000,000 shares are not classified. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. Each share of the Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. Shares of the Company do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

The Board of Directors may classify or reclassify any unissued shares of the Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

The Board of Directors may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors of the Company by written notice to shareholders of such series or class.

The overall management of the business of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the Fund's officers subject to the investment objective and policies of the Fund, the general supervision of the Company's Board of Directors and the applicable laws of the State of Maryland.

Generally, there will not be annual meetings of shareholders. Shareholders may remove Directors from office by votes cast at a meeting of shareholders or by written consent.

Custodian. The cash and securities owned by the Fund are held by Investors Fiduciary Trust Company, Kansas City, Missouri, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

Independent Auditors. KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent auditors for the Fund.

Legal Counsel. Legal matters for the Fund are passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005.

Other Information. The Fund is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Fund. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission, and copies of such information may be obtained from the Commission upon payment of the prescribed fee or examined at the Commission in Washington, D.C. without charge.

Investors in the Fund will be kept informed of its progress through periodic reports showing diversification of portfolio, statistical data and any other significant data. Financial statements audited by independent public accountants will be submitted to shareholders at least annually.


                              FINANCIAL STATEMENTS

The Financial Statements of the Fund for the year ended June 30, 1996 are incorporated herein by reference from the Fund's 1996 Annual Report to Shareholders. Copies of the Fund's Annual Report may be obtained without charge by contacting the Fund at Two Renaissance Square, Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004, 1-800-331-1080.